IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality Stores, Inc.)
DBA: Fuel Cell Stores)
)
)
)
)
)
)
Debtor)
)

CASE NO. 2:13-BK-16128 (RJH)

BUSINESS AND INDUSTRY
MONTHLY OPERATING REPORT

MONTH OF September 17 - 30, 2013

DATE PETITION FILED: 9/16/2013

TAX PAYER ID NO. : 26-0602643

Nature of Debtor's Business: _______In process of liquidating assets, no operations at this time.____

DATE DISCLOSURE STATEMENT FILED ____________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ____________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Susie Herrmann
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO
TITLE

Susie Herrmann, CFO
PRINTED NAME OF RESPONSIBLE PARTY

11/25/2013
DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER

TITLE

PRINTED NAME OF PREPARER

DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: P.O. Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16128 (RJH)

CURRENT MONTH"S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
		Operating	Incoming Wires		
		# 6080	# 6093		
Balance at Beginning of Period		68,933.15	3,170.22		72,103.37
RECEIPTS					
Cash Sales					
Accounts Receivable		8,661.16	-		8,661.16
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Other (attach list)					
TOTAL RECEIPTS		8,661.16	-		8,661.16
DISBURSEMENTS					
Business - Ordinary Operations		36.35			36.35
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS		36.35	-		36.35
Balance at End of Month		77,557.96	3,170.22		80,728.18

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	36.35
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	36.35

Case Number: 2:13-BK-16128 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Sept 17 - 30, 2013	Year to Date	Sept 17 - 30, 2013
Gross Revenue	1,132.65	330,974.94	1,132.65
Less: Returns & Discounts	(9.00)	(8,350.39)	(9.00)
Net Revenue	1,123.65	322,624.55	1,123.65
COST OF GOODS SOLD			
Material	4,417.24	180,607.63	4,417.24
Direct Labor			
Direct Overhead (attach detail)			
Total Cost of Goods Sold	4,417.24	180,607.63	4,417.24
GROSS PROFIT	(3,293.59)	142,016.92	(3,293.59)
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			
General & Administrative (attach detail)	(5,690.94)	42,996.37	(5,690.94)
Other Expenses (attach detail)			
Total Operating Expenses	(5,690.94)	42,996.37	(5,690.94)
Income Before Non-operating Income and Expense	2,397.35	99,020.55	2,397.35
OTHER INCOME & EXPENSE			
Other Income (attach list)			
Other Expense (attach list)			
Interest Expense			
Depreciation/Depletion			
Amortization			
Net Other Income & Expense	-	-	-
Income Before Reorganization Expense	2,397.35	99,020.55	2,397.35
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees			
Other (attach list)			
Total Reorganization Expenses	-	-	-
Income Tax			
NET PROFIT OR (LOSS)	2,397.35	99,020.55	2,397.35

Case Number: 2:13-BK-16128 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

ASSETS	9/30/2013	9/16/2013
Unrestricted Cash	80,728.18	74,149.37
Restricted Cash		
Total Cash	80,728.18	74,149.37
Accounts Receivable (net)	2,290.49	1,219.87
Inventory	26,687.40	31,346.30
Notes Receivable		
Prepaid Expenses		
Other (attach list)		
Total Current Assets		
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)	-	-
Intercompany Receivable (attach list)	264467.92	264467.92
Other (attach list)		
TOTAL ASSETS	(3,717,003.00)	(3,718,535.40)
POST-PETITION LIABILITIES		
Accounts Payable	288.00	-
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Intercompany Payable (attach list)	1458.13	0
Total Post-Petition Liabilities	288.00	-
PRE-PETITION LIABILITIES		
Secured Debt		
Priority Debt		
Unsecured Debt	22,519.79	23,672.49
Intercompany Payable (attach list)	(4,089,718.86)	(4,089,718.86)
Other (attach list)		
Total Pre-Petition Liabilities	22,519.79	
TOTAL LIABILITIES	22,807.79	23,672.49
EQUITY		
Pre-petition Owner's Equity	(3,742,208.14)	(3,742,207.89)
Post-Petition Cumulative Profit/Loss	2397.35	
Direct Charges to Equity (explain)		
Total Equity	(3,739,810.79)	(3,742,207.89)
TOTAL LIABILITIES & OWNER'S EQUITY	(3,717,003.00)	(3,718,535.40)

Case Number: 2:13-BK-16128 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	3,040.49	178.94	2,730.38	131.17
Less Amount Considered Uncollectible	(750.00)			
Net Accounts Receivable	2,290.49			

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY		
Beginning Inventory	31,346.30	
Plus: Purchases	4,049.87	
Less: Cost of Goods Sold	(8,708.77)	
Ending Inventory	26,687.40	

Date Last Inventory was taken: ______________________

FIXED ASSETS	SCHEDULE AMOUN	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment				
Accumulated Depreciation				
Net Equipment				
Autos/Vehicles				
Accumulated Depreciation				
Net Autos/Vehicles				

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

____

____

____

Case Number: 2:13-BK-16128 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	-	-	-	-	-
Taxes Payable	288.00	288.00			
Notes Payable					
Professional Fees Payable					
Secured Debt					
Other (attach list)					
Total Post-Petition Liabilities					

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Total Payments to Proffessionals				

Case Number: 2:13-BK-16128 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 0

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None.

Case Number: 2:13-bk-16128 (RJH)

DISBURSEMENT DETAIL

Month: September 17-30, 2013
Account # # 6080

Bank Name Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
9/30/2013	American Express	Bank Fees-credit card processing	36.35
		Total Cash/Electronic Disbursements	36.35

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				36.35
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	36.35

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
General and Administrative Expenses
September 17 - 30, 2013

G&A Expenses	09/17/13 - 09/30/2013	YTD
Bank Charges	36.35	14,739.80
Licenses	-	295.00
Marketing Expense	-	680.85
IT-Website	-	753.15
Professional Fees	-	395.00
Professional Fees-Other	-	375.00
Misc Expense	-	1,694.65
Salaries-Employees	1,320.63	25,800.06
Taxes	-	35.00
Payroll Tax Expense	137.50	2,775.54
Sales Tax Expense	(1,034.70)	1,235.98
Shipping Supplies	-	367.06
Bad Debt Expense	(6,150.72)	(6,150.72)
Total Expenses	(5,690.94)	42,996.37

Case Number: 2:13-BK-16128 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	9/30/2013	9/16/2013
Pre Petition Inter Company Payable		
Due to ETA - Clarity		
Due to Ecotality - Minit Charger		
Due To Ecotality	(4,087,547.53)	(4,087,547.53)
Due to Ecotality - Innergy	(2,171.33)	(2,171.33)
Due to Portable Energy de Mexico, SA.DEC.V		
Total Pre Petition Intercompany Payable	(4,089,718.86)	(4,089,718.86)
Post Petition Inter Company Payable		
Due to ETA - Clarity		
Due to Ecotality - Minit Charger		
Due To Ecotality		
Due to Ecotality - Innergy	(1,458.13)	-
Due to Portable Energy de Mexico, SA.DEC.V		
Total Post Petition Payable	(1,458.13)	-
Pre and Post Petition Inter Company Receivable		
Due to ETA - Clarity		
Due to Ecotality - Minit Charger		
Due To Ecotality		
Due to Ecotality - Innergy	264,467.92	264,467.92
Due to Portable Energy de Mexico, SA.DEC.V		
Total Post Petition Receivable	264,467.92	264,467.92

Total Inter Company Receivables / (Payables)	9/30/2013	9/16/2013
Due to ETA - Clarity	-	-
Due to Ecotality - Minit Charger	-	-
Due To Ecotality	(4,087,547.53)	(4,087,547.53)
Due to Ecotality - Innergy	260,838.46	262,296.59
Due to Portable Energy de Mexico, SA.DEC.V	-	-
TOTAL Inter Company	(3,826,709.07)	(3,825,250.94)

Note: Inter company balances are a net of payables and receivables by entity

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
Pre-Petition Liabilities
September 17 - 30, 2013

Accounts Payable

Vendor ID	Vendor	Invoice/CM	Date	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Date	Pre Petition
Engineered Fibers	Engineered Fibers Technology		7/31/13		370.60			370.60	7/31/13	370.60
Engineered Fibers	Engineered Fibers Technology		8/19/13	288.00				288.00	8/19/13	288.00
Fuel Cell Earth	Fuel Cell Earth LLC	103516 103	7/8/13		1,195.21			1,195.21	7/8/13	1,195.21
Fuel Cell Earth	Fuel Cell Earth LLC	103515	7/8/13		2,834.50			2,834.50	7/8/13	2,834.50
Fuel Cell Earth	Fuel Cell Earth LLC	103539	7/24/13		1,250.66			1,250.66	7/24/13	1,250.66
Fuel Cell Earth	Fuel Cell Earth LLC	103536	7/24/13		621.36			621.36	7/24/13	621.36
Fuel Cell Earth	Fuel Cell Earth LLC	103555	7/31/13		243.54			243.54	7/31/13	243.54
Fuel Cell Earth	Fuel Cell Earth LLC	103557	8/5/13	1,498.50				1,498.50	8/5/13	1,498.50
Fuel Cell Earth	Fuel Cell Earth LLC	103566	8/9/13	312.54				312.54	8/9/13	312.54
Fuel Cell Earth	Fuel Cell Earth LLC	103589	8/19/13	236.00				236.00	8/19/13	236.00
Fuel Cell Earth	Fuel Cell Earth LLC	103588	8/19/13	236.00				236.00	8/19/13	236.00
Fuel Cell Earth	Fuel Cell Earth LLC	103590	8/19/13	1,180.00				1,180.00	8/19/13	1,180.00
Fuel Cell Earth	Fuel Cell Earth LLC	103598	9/5/13	577.25				577.25	9/5/13	577.25
FuelCellsEtc	FuelCellsEtc		5/29/13				754.00	754.00	5/29/13	754.00
FuelCellsEtc	FuelCellsEtc	1266	7/8/13		813.50			813.50	7/8/13	813.50
FuelCellsEtc	FuelCellsEtc	1269	7/16/13		551.40			551.40	7/16/13	551.40
FuelCellsEtc	FuelCellsEtc	1271	7/23/13		117.25			117.25	7/23/13	117.25
FuelCellsEtc	FuelCellsEtc	1280	8/13/13	714.00				714.00	8/13/13	714.00
FuelCellsEtc	FuelCellsEtc	1279	8/13/13	1,689.80				1,689.80	8/13/13	1,689.80
FuelCellsEtc	FuelCellsEtc	1275	8/21/13	53.00				53.00	8/21/13	53.00
FuelCellsEtc	FuelCellsEtc	1295	9/4/13	352.50				352.50	9/4/13	352.50
HCI	Hydrogen Components Inc.	1397	8/12/13	561.00				561.00	8/12/13	561.00
HCI	Hydrogen Components Inc.	1398	8/27/13	572.35				572.35	8/27/13	572.35
Helio	Heliocentris	VAUG12-04	1/4/13				497.43	497.43	1/4/13	497.43
Horizon Fuel Cells	Horizon Fuel Cell Technology HK Ltd.	F0011539	8/29/13		72.00			72.00	8/29/13	72.00
Hydrogen 2000	Hydrogen 2000	498	3/27/13				60.82	60.82	3/27/13	60.82
KeegoTech	Keego Technologies, LLC		7/8/13			300.00		300.00	7/8/13	300.00
McMaster-Carr Supply	McMaster-Carr Supply	55172642	7/11/13		160.07			160.07	7/11/13	160.07
McMaster-Carr Supply	McMaster-Carr Supply	56984484	8/9/13	79.52				79.52	8/9/13	79.52
Neodym Technologies	Neodym Systems Inc.	1309091	9/16/13	111.20				111.20	9/16/13	111.20
NRA	NRAI, Inc.	10824636-R	8/16/13		120.00			120.00	8/16/13	120.00
Tornado Design	Tornado Design, LLC	106021	9/1/13		408.00			408.00	9/1/13	408.00
Tornado Design	Tornado Design, LLC	105927	9/1/13				272.85	272.85	9/1/13	272.85
ULINE SHIPPING SUPPL	ULINE SHIPPING SUPPLY		7/9/13		68.00			68.00	7/9/13	68.00
VODIK	Vodik Labs	21002	10/11/12				170.00	170.00	10/11/12	170.00
VODIK	Vodik Labs	21005	3/26/13				520.00	520.00	3/26/13	520.00
										19,862.85

A/R - Customer Deposits

Customer ID	Customer	Telephone	Invoice/CM #	0-30	31-60	61-90	Over 90 days	Amount Due	Date Due	Days Old	Potential Bad Debt	A/R Gross	Pre-Petition Customer Deposits
2517	K.U.Leuven - Dept.of Physics & Astronon	+32163212!	WT91113 - Quote 1168	(3,070.04)				(3,070.04)	9/12/13	18	-	-	(3,070.04)
3566	University of Memphis	9016782257	Visa*2807 - SO8538		(96.62)			(96.62)	8/20/13	41	-	-	(96.62)
5836	Paul Bader-Lehigh Univ Chem Eng.	610758427!	PPVisa*8514 - SO8366		(164.87)			(164.87)	8/2/13	59	-	-	(164.87)
5878	Elizabeth Messer	256627890(	Amex*4011 - SO8419	(88.14)				(88.14)	9/9/13	21	-	-	(88.14)
Univ OF Aveiro	Clara Magalhaes	+351234401	PPWT72913-Quote1105			(949.36)		(949.36)	7/30/13	62	-	-	(949.36)
UNIWAT	University of Waterloo	519-888-45(	CS 8576			(99.91)		(99.91)	8/8/13	83	-	-	(99.91)
Report Total													(4,468.94)

A/P - Vendor Deposits

							Pre-Petition Vendor Deposits
Horizon Fuel Cells	Horizon Fuel Cell Technology HK Ltd.	5597 5607 - 8/27/13		1,812.00	1,812.00	8/27/13	1,812.00

Unsecured Debt	22,519.79

Ecotality Stores, Inc
Case Number: 2:13-BK-16128 (RJH)
Post-Petition AP
September 17 - 30, 2013

None